UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☒	Definitive Proxy Statement
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Prospect Flexible Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

    This Amended Definitive Proxy Statement on Schedule 14A (this “Proxy Statement”) is being filed to amend and restate in its entirety the Definitive Proxy Statement on Schedule 14A previously filed with the Securities and Exchange Commission on September 18, 2020 (the “Original Filing”) by Prospect Flexible Income Fund, Inc. (the “Fund”) for its 2020 Annual Meeting of Stockholders (the “Annual Meeting).

    The Board of Directors of the Fund (the “Board”) has determined to hold the Annual Meeting virtually on Friday, February 12, 2021, at 11:00 a.m., Eastern Time, via live audio webcast over the Internet at www.virtualshareholdermeeting.com/PFIF2021, and has set the close of business on January 15, 2021 as the record date for stockholders entitled to receive notice of and vote at the Annual Meeting. The Annual Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.

In addition, Craig Faggen, currently a Class II director and interested director of the Fund, has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting. The Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the Investment Company Act of 1940, as amended (the “1940 Act”).

    Accordingly, this Proxy Statement amends and restates the Original Filing in its entirety, including the cover letter to stockholders, the Notice of Annual Meeting of Stockholders, the proxy statement and the proxy card contained therein, to reflect the foregoing, including the following:

•The Annual Meeting will be held virtually on Friday, February 12, 2021 at 11:00 a.m. Eastern Time, via live audio webcast over the Internet at www.virtualshareholdermeeting.com/PFIF2021.
•The record date for the stockholders entitled to receive notice of and vote at the Annual Meeting is January 15, 2021.
•Craig Faggen has not been nominated for and will not stand for reelection at the Annual Meeting and his tenure as a director will end when his current term expires at the Annual Meeting.
•Only one director of the Fund, being William J. Gremp, currently a Class II director and independent director, is nominated and standing for reelection at the Annual Meeting.
•Effective as of the date of the Annual Meeting, the Board’s size will reduce from five directors to four directors.
•Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.

    Except for the changes made with respect to the items discussed above, this Proxy Statement does not otherwise modify or update any other disclosures presented in the Original Filing and does not reflect events occurring after the date of the Original Filing or modify or update disclosures that may have been affected by subsequent events. These changes were made prior to any printing or mailing of the Original Filing to stockholders.

PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
January 15, 2021
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (the “Fund”), to be held virtually on Friday, February 12, 2021, at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, holders of the outstanding shares of the Fund’s common stock (“stockholders”) will be asked to elect one director of the Fund.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 758-5880.
Further, from time to time the Fund may repurchase a portion of its common stock and is notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 12, 2021

To the Stockholders of Prospect Flexible Income Fund, Inc.:
The 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (“FLEX” or the “Fund”), will be held virtually on Friday, February 12, 2021, at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.

The Annual Meeting is being held for the following purposes:
•To elect one Class II director of the Fund, as outlined below and more fully described in the accompanying Proxy Statement:

•Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s common stock to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies.

•To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a holder of record of the Fund’s outstanding common stock at the close of business on January 15, 2021 (the "Record Date"). Please complete, sign, date and return your proxy card to the Fund in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card(s). If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
    If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by February 4, 2021. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

As always, the Fund encourages you to vote your shares at the Annual Meeting.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (800) 758-5880.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
January 15, 2021

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares virtually.

PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

2020 Annual Meeting of Stockholders

This proxy statement, (this "Proxy Statement"), is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (“FLEX,” the “Fund,” or “we,” “us,” or “our”), for use at our 2020 Annual Meeting of Stockholders (the "Annual Meeting"), to be held virtually on Friday, February 12, 2021, at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.

The Board has fixed the close of business on January 15, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 2,391,962 shares of FLEX’s common stock were issued and outstanding. Each share of the common stock is entitled to one vote.

This Proxy Statement, the accompanying proxy card and the Fund's annual report for the fiscal year ended June 30, 2020 are first being released to stockholders on or about January 15, 2021.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Annual Meeting and may incur additional expenses to continue to solicit additional votes.

We have engaged AST Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting at the Annual Meeting virtually or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions, your shares will be voted FOR the election of the nominee as director.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Annual Meeting virtually. Any stockholder of record attending the Annual Meeting virtually via the live audio webcast may vote whether or not he or she has previously authorized a proxy.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. If you attend the Annual Meeting virtually, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. No stockholders of the Fund have any dissenters’ or appraisal rights in connection with any of the proposals described herein.

If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by February 4, 2021. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 12, 2021

The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/flexible/docs/flex.pdf:

•this Proxy Statement;
•the accompanying Notice of Annual Meeting; and
•the Fund’s annual report for the fiscal year ended June 30, 2020.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

•To elect one Class II director of the Fund, as outlined below and more fully described in this Proxy Statement:

•Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s common stock to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies.

•To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast one-third of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person (virtually) or by proxy of the holders of shares entitled to cast a one-third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

    If a quorum is not present at the Annual Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present in person (virtually) or by proxy at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.

Votes Required

Election of Director. The nominated director will be elected by a plurality of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of the director, except to the extent that the failure to vote for such individual results in another individual receiving a larger proportion of votes. Under the rules of the New York Stock Exchange, brokers do not have discretionary authority to vote for the election of directors. As a result, absent specific voting instructions from the beneficial owner of the applicable shares, brokers will not be permitted to vote shares for the election of directors.

Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders present in person (virtually) or by proxy by the affirmative vote of a majority of the votes cast at the Annual Meeting, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

    In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of Prospect Flexible Income Management, LLC (“PFIM” or the “Fund’s investment adviser”), Prospect Capital Management L.P. (“PCM”), the operating member of the Fund’s investment adviser, and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $20,064 plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, or by the person submitting a properly executed, later-dated proxy or attending the Annual Meeting and voting virtually. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by February 4, 2021. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

Investment Adviser and Administrator

PFIM serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PFIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the 1940 Act.

The following table sets forth, as of January 15, 2021, certain ownership information with respect to the Fund’s common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock and the beneficial ownership of each current director, the nominee for director, the Fund’s executive officers, and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock he or she beneficially owns and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Outstanding(3)
5% or more holders
None
Interested Directors
M. Grier Eliasek(4)	—	—
Craig J. Faggen(5)	19,556	*
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Kristin Van Dask	—	—
Executive officers and directors as a group (6 persons)	19,556	*
_______________________________
*    Represents less than one percent.
(1)    The business address of each director and executive officer of the Fund is c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Assumes no other purchases or sales of the Fund’s common stock since the most recently available Commission filings. This assumption has been made under the rules and regulations of the Commission and does not reflect any knowledge that the Fund has with respect to the present intent of the beneficial owners of the Fund’s common stock listed in this table.
(3)    Based on a total of 2,391,962 shares of FLEX’s common stock issued and outstanding as of January 15, 2021.
(4)    Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.
(5)    The Fund issued 14,815 shares of its common stock to an affiliate of Mr. Faggen in exchange for gross proceeds of $200,003 and the affiliate of Mr. Faggen has received 4,741 shares through the Fund’s distribution reinvestment plan. Mr. Faggen has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

The following table sets forth the dollar range of equity securities beneficially owned by each director and nominee for election as a director of the Fund and equity securities beneficially owned by each director and nominee for election as a director within the same family of investment companies as of January 15, 2021. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority and FLEX, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in FLEX (1)(2)	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Directors
M. Grier Eliasek	None	None	Over $100,000
Craig J. Faggen(3)	Over $100,000	None	None
Independent Directors
Andrew C. Cooper	None	None	None
William J. Gremp	None	None	$50,000 - $100,000
Eugene S. Stark	None	None	Over $100,000
_______________________________
(1)    The dollar range of equity securities beneficially owned is based on an assumed current public offering price of $9.40 per share of the Fund’s common stock, as of January 15, 2021. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(3)    Mr. Faggen has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTOR

Pursuant to the Fund’s bylaws, the Board may change the number of directors constituting the Board, provided that the number thereof shall never be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor. In accordance with the Fund’s bylaws, the Fund has five directors on its Board as of the date of this Proxy Statement. The Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the 1940 Act. Members of the Board have been divided into three staggered classes of directors, with directors in each class elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify.

•William J. Gremp is standing for election as a Class II director at the Annual Meeting to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies.

A stockholder can vote for or withhold his or her vote from a nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named above. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named above will be unable or unwilling to serve, and Mr. Gremp has consented to being named in this Proxy Statement and to serve if elected.

The Board recommends that you vote FOR the election of the nominee named in this Proxy Statement.

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

    The Fund’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, if a quorum is not present or to allow the solicitation of additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement.

    If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders present in person (virtually) or by proxy by the affirmative vote of a majority of the votes cast at the Annual Meeting, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal. However, if a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to establish a quorum or solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Fund’s stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Fund’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Fund in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Fund’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Information about the Director Nominee and Continuing Directors

Certain information with respect to the Class II director nominee of the Fund for election at the Annual Meeting, as well as each of the other continuing directors of the Fund, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Fund. Craig Faggen, currently a Class II director and interested director, has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting. The Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.

The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.

The Board, in connection with the 1940 Act, has considered the independence of members of the Board who are not employed by PFIM, Prospect Administration, PCM, the Fund’s dealer manager or any of their affiliates and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the 1940 Act. In reaching this conclusion, the Board concluded that Messrs. Cooper, Gremp and Stark had no relationships with PFIM, Prospect Administration, PCM, the Fund’s dealer manager or any of their affiliates, other than their positions as directors of the Fund and, if applicable, investments in us that are on the same terms as those of other stockholders.

William J. Gremp has been nominated for election as a Class II director at the Annual Meeting to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Gremp is not being proposed for election pursuant to any agreement or understanding with any other director or the Fund. Mr. Gremp has agreed to serve as a Class II director, if elected, and has consented to be named as a nominee.

Name (Age) Position(s) with the Fund (Since) Address(1)	Class Term Expires(2)	Number of Funds in the Fund Complex overseen by the Director or Nominee	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years(3)
Interested Director(4)
M. Grier Eliasek (47) Chairman of the Board, Director, Chief Executive Officer and President (2019)	Class III Continuing 2021	3
President and Chief Operating Officer of PFIM, Director, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Director, Chief Executive Officer and President of Priority Income Fund, Inc.

Independent Directors
Andrew C. Cooper (58) Director (2019)	Class III Continuing 2021	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
Eugene S. Stark (62) Director (2019)	Class I Continuing 2022	3	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
William J. Gremp (77) Director (2019)	Class II Nominee 2023	3	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation and Priority Income Fund, Inc.
_______________________________
(1)The business address of each director of the Fund is c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)For the nominee, the term stated assumes election by stockholders at the Annual Meeting.
(3)The Fund Complex consists of the Fund, Priority and PSEC. Each of Messrs. Eliasek, Cooper, Gremp and Stark are directors of all three entities in the Fund Complex. Mr. Gremp is up for election as a director of three entities in the Fund Complex.
(4)Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Fund.

Committees of the Board

The Board has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. The charter of each committee is made available on our website at www.flexbdc.com. For the fiscal year ended June 30, 2020, the Board held 9 Board meetings, 8 Audit Committee meetings and 1 Nominating, Corporate Governance and Compensation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. One director attended our prior annual meeting of stockholders in person.

The Audit Committee. Our Audit Committee is composed wholly of our independent directors. The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include the following. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in determining a fair market value of our debt and equity securities that are not publicly-traded or for which current market values are not readily available. The Board and Audit Committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Messrs. Cooper, Gremp and Stark are the members of our Audit Committee, and Mr. Stark is the chairman. Our Board has determined that Mr. Stark is an “audit committee financial expert” as defined under relevant SEC rules.

The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to FLEX; overseeing the evaluation of the Board and management; determining or recommending to the Board for determination the compensation of any of our executive officers to the extent we pay any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating, Corporate Governance and Compensation Committee. Currently, the FLEX’s executive officers do not receive any direct compensation from FLEX. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act.

The Nominating, Corporate Governance and Corporate Governance Committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must submit the same information and follow the same procedures regarding advance notice and other requirements of our bylaws applicable to stockholder-nominated director candidates.

In determining whether to recommend a director nominee, the Nominating, Corporate Governance and Compensation Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating, Corporate Governance and Compensation Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating, Corporate Governance and Compensation Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating, Corporate Governance and Compensation Committee’s goal of creating a Board that best serves our needs and those of our stockholders.

Corporate Governance

Board Leadership Structure

The Board believes that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of the Fund is a superior model that results in greater efficiency regarding management of the Fund, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Fund arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Fund, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board has not identified a lead independent director of the Board of the Fund in as much as the Board consists of only five individuals as of the date of this Proxy Statement. The Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.

Director Independence

The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment advisor or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act. The Board has determined that each of its directors, other than Messrs. Eliasek and Faggen (whose term is expiring), is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

As Chairman of the Board and Chief Executive Officer of the Fund, Mr. Eliasek assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Fund. Mr. Eliasek also manages the day-to-day operations of the Fund, with the support of the other executive officers. As Chief Executive Officer, Mr. Eliasek has general responsibility for the implementation of the policies of the Fund, as determined by the Board, and for the management of the business and affairs of the Fund. The Board has determined that its leadership structure, in which the majority of the directors are not affiliated with the Fund, PFIM, Prospect Administration, PCM or their affiliates, is appropriate in light of the services that PFIM and Prospect Administration and their affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Fund

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

M. Grier Eliasek

Mr. Eliasek has been the Chairman of the Board and the Fund’s Chief Executive Officer and President since March 31, 2019, the date on which Pathway Capital Opportunity Fund, Inc., or PWAY, merged (the “Merger”) with and into Triton Pacific Investment Corporation, Inc., or TPIC. Prior to the Merger Mr. Eliasek served as PWAY’s Chairman of the Board and the Fund’s Chief Executive Officer and President since PWAY’s inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of PFIM, as a Managing Director of the Administrator, as President, Co-Founder and Chief Operating Officer of PSEC and as President and Chief Operating Officer of Prospect Flexible Income Management, LLC. He also serves on the Board of Directors for PSEC and leads each of PCM’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining PCM in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Mr. Eliasek brings to the Board business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of the Fund’s business and operations, provides the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board, Chief Executive Officer and President of the Fund, as Chief Operating Officer and President of PFIM and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Fund, its operation, and the business and regulatory issues facing the Fund.

Andrew C. Cooper

Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PFIM and Prospect Administration enhances his service as a member of the Board.

William J. Gremp

Mr. Gremp brings to the Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PFIM and Prospect Administration enhances his service as a member of the Board.

Eugene S. Stark

Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of PSEC, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PFIM and Prospect Administration enhances his service as a member of the Board.

Means by Which the Board Supervises Executive Officers

The Board is regularly informed on developments and issues related to the Fund’s business, and monitors the activities and responsibilities of the executive officers in various ways.

At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board regarding the Fund’s business between the dates of regular meetings of the Board.

Executive officers and other members of PFIM, PCM and Prospect Administration, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of independent directors and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Fund’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. Acting as the Nominating and Governance Committee, the Board’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund; and overseeing the evaluation of the Board and management. The Audit Committee consists solely of independent directors.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. Each Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

The Fund believes that its Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Fund must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs certain kinds of indebtedness, and the Fund generally has to invest at least 70% of its total assets in “qualifying assets.” On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. At the special meeting held on March 15, 2019, the Fund’s stockholders approved the application to the Fund of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, and subject to certain additional disclosure requirements and the repurchase obligations, the minimum asset coverage ratio applicable to the Fund was reduced from 200% to 150%, effective as of March 16, 2019. That means that for every $100 of net assets, the Fund may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, the Fund may not be able to incur additional debt and may need to sell a portion of its investments to repay some debt when it is disadvantageous to do so, and the Fund may not be able to make distributions.

In addition, the Fund elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain income source, asset diversification and income distribution requirements.

The Fund believes that the extent of its Board’s and its committees’ roles in risk oversight complements its Board’s leadership structure because it allows the Fund’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

The Fund believes that a board’s role in risk oversight must be evaluated on a case by case basis and that its Board’s practices concerning risk oversight are appropriate. However, the Fund continually re-examines the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines on behalf of the Fund. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board; composition and responsibilities of directors serving on committees of the Board; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board.

Code of Ethics

The Fund, PFIM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and PFIM and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended, that establishes procedures for personal investments and restricts certain personal securities transactions. The Fund’s code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by personnel of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief

Compliance Officer, may submit complaints directly to the Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Prospect Flexible Income Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016

The Audit Committee Chairman may be contacted at:

Prospect Flexible Income Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016

Communication with the Board

Stockholders with questions about the Fund are encouraged to contact the Fund. Stockholders may communicate with the Fund or its Board by sending their communications to Prospect Flexible Income Fund, Inc., Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 41(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since March 31, 2019	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since March 31, 2019. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PFIM, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC and Prospect Capital Corporation.
_______________________________
(1)The business address of Ms. Van Dask is c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors

The following table sets forth information regarding the compensation received by the directors and executive officers for the Fund for the fiscal year ended June 30, 2020. No compensation is paid to the interested directors by the Fund.

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Total Compensation from the Fund and Fund Complex
Interested Directors
M. Grier Eliasek(2)	None	None	None
Craig J. Faggen(2)	None	None	None
Independent Directors
Andrew C. Cooper	None	None	$200,000
William J. Gremp	None	None	$200,000
Eugene S. Stark	None	None	$200,000
Executive Officers
Kristin Van Dask(2)	None	None	None
_______________________________
(1)    The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)    The Fund has not paid, and does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Messrs. Eliasek and Faggen are compensated by PCM and an affiliate of the Fund’s dealer manager, respectively, from the income PCM and such affiliate of the Fund’s dealer manager receive as distributions from PFIM of fees received under the investment advisory agreement between PFIM and FLEX. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreements. Mr. Faggen has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

The independent directors are entitled to receive annual cash retainer fees, determined based on the Fund’s net asset value as of the end of each fiscal quarter. Amounts payable by the Fund under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 - $100 million	$0	$0	$0	$0	$0
$100 million - $250 million	$20,000	$1,000	$10,000	$2,500	$500
Over $250 million	$30,000	$1,000	$12,500	$2,500	$500

Certain Relationships and Transactions

    The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations.

       We have entered into an investment advisory agreement with Prospect Flexible Income Management, LLC in which certain members of our senior management hold an equity interest. Pursuant to the investment advisory agreement, we pay PFIM a base management fee and an incentive fee. Members of our senior management also serve as principals of other investment managers affiliated with PFIM that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

As a BDC, we are subject to certain regulatory restrictions in making our investments, including in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as PFIM and its affiliates, unless we obtain an exemptive order from the SEC. For example, we have in the past and expect in the future to co-invest on a concurrent basis with certain affiliates, consistent with applicable regulations and our allocation procedures. The parent company of PFIM has received an exemptive order from the SEC (the “Order”) granting the ability to negotiate terms, other than price and quantity, of co-investment transactions with other funds managed by PFIM or its affiliates, including us, PSEC and Priority, subject to certain conditions included therein. Under the terms of the Order permitting us to co-invest with other funds managed by PFIM or its affiliates, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with certain entities affiliated with PFIM in negotiated transactions originated by PFIM or its affiliates in accordance with such Order and existing regulatory guidance. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, PFIM and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate. We intend to make all of our investments in compliance with the 1940 Act and in a manner that will not jeopardize our status as a BDC or RIC.

    We have entered into an administration agreement with Prospect Administration LLC in which certain members of our senior management hold an equity interest and act as principals. Pursuant to the administration agreement, we reimburse Prospect Administration for expenses necessary to perform services related to our administration and operations.

    The Fund and PFIM have entered into a dealer manager agreement, as amended and restated, with Triton Pacific Securities, LLC, the Fund’s dealer manager, pursuant to which the Fund will pay the dealer manager a fee of up to 9.0% of gross proceeds raised in its continuous public offering, some of which will be re-allowed to other participating broker-dealers. In addition to such fee, PFIM may pay the dealer manager a fee equal to no more than 1.0% of the Fund’s net asset value per share per year. Triton Pacific Securities, LLC is an affiliated entity of Triton Pacific Adviser, LLC, which was TPIC's (as defined below) investment adviser prior to the Merger (as defined below) and is partially owned by one of our directors, Craig Faggen, who is not up for reelection and whose tenure as a director will end when his current term expires at the Annual Meeting.

    We have entered into an expense limitation agreement with PFIM pursuant to which PFIM, in its sole discretion, may waive a portion or all of the investment advisory fees that it is entitled to receive under the investment advisory agreement in order to limit our operating expenses to an annual rate, expressed as a percentage of our average quarterly net assets, equal to 8.00%.

    We have entered into a license agreement with an affiliate of PFIM, pursuant to which the affiliate granted us a non-exclusive, royalty free license to use the “Prospect” name. Under this license agreement, we have the right to use such name for so long as PFIM or another affiliate of PCM is our investment adviser. Other than with respect to this limited license, we have no legal right to the “Prospect” name or logo.

Additional Information

    On March 31, 2019, Triton Pacific Investment Corporation, Inc. (the “TPIC”) completed a merger with Pathway Capital Opportunity Fund, Inc. (“PWAY”), pursuant to which PWAY merged with and into TPIC (the “Merger”). TPIC was the combined surviving corporation of the Merger and changed its name to TP Prospect Flexible Income Fund, Inc. On August 5, 2020, the Fund subsequently changed its name to Prospect Flexible Income Fund, Inc. Although TPIC was the legal survivor in the Merger, PWAY was considered the accounting survivor. Accordingly, PWAY is reflected as the predecessor to the Fund’s financial statements for the periods ending after March 31, 2019. The Fund’s historical financial condition, financial statements and results of operations shown for comparative purposes in future periodic filings will reflect PWAY’s historical results and financial statements. In addition, the Fund changed its fiscal year from December 31 to June 30 as a result of the foregoing, including the Merger, to coincide with PWAY’s fiscal year end.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the independent directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended June 30, 2020 was BDO USA, LLP (“BDO”). At a meeting held on August 25, 2020, the Fund’s Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of BDO as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2021. The 1940 Act rules do not require that the Board’s selection of BDO be submitted for ratification by stockholders of the Fund. We expect that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended June 30, 2020, the Fund’s Audit Committee recommended to the Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committee’s report appears below.

The Audit Committee and the Board have considered the independence of BDO and have concluded that BDO is independent as required by the applicable rules of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates.

    Audit Fees. Audit fees consist of fees billed for professional services rendered for the integrated audit of our year-end financial statements included in the Fund’s Annual Report on Form 10-K and a review of financial statements included in the Fund’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Fund for its fiscal years ended June 30, 2020 and June 30, 2019 were approximately $225,170 and $368,757, respectively. The fees incurred by the Fund for review of its registration statement for its continuous public offering were approximately $33,500 and $150,200 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively.

    Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees for the fiscal years ended June 30, 2020 and June 30, 2019.

Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2020 and June 30, 2019 were approximately $7,500 and $7,000, respectively.

All Other Fees. All other fees would include fees for products and services other than those reported above. All other fees for the fiscal years ended June 30, 2020 and June 30, 2019 were approximately $16,000 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves BDO’s engagements for audit and non-audit services to the Fund or the Fund’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining BDO’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by BDO to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining BDO’s independence.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Fund’s audited financial statements for the fiscal year ended June 30, 2020.

The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management and BDO, the Fund's independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Fund’s disclosure controls and procedures, and the quality of the Fund’s financial reporting. The Audit Committee also reviewed the Fund’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Fund’s chief executive officer and chief financial officer that are required in periodic reports filed by the Fund with the Commission. The

Audit Committee is satisfied that the Fund's disclosure controls and procedures are adequate and that the Fund employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Fund’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Fund, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Fund’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Fund. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Fund’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended June 30, 2020 be included in the Fund’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Respectfully Submitted,
The Audit Committee
Eugene S. Stark, Chairman
Andrew C. Cooper
William J. Gremp

August 25, 2020

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).

Householding of Proxy Materials

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the applicable Fund at the address and phone number set forth below.

Requests should be directed to Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.

Other Business

The Board knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.

Submission of Stockholder Proposals

Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the 2021 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Fund, c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016, in a timely manner, calculated in the manner provided in Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable state law and the Fund’s bylaws and charter, as discussed below. The Fund expects that the 2021 Annual Meeting of Stockholders will be held in December 2021, but the exact date, time and location of such meeting have yet to be determined. While the Board will consider stockholder proposals, the Fund reserves the right to omit from its proxy statement and proxy card any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 under the Exchange Act.
To be considered timely pursuant to Rule 14a-8(e) under the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received not earlier than September 17, 2021 in order to be included in the Fund’s proxy statement and proxy card for the 2021 Annual Meeting of Stockholders.
    In addition, the Fund’s bylaws contain an advance notice provision with respect to director nominations and other proposals, whether or not included in our proxy statement. The Fund’s bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose other business for consideration at an annual meeting, written notice in the manner provided for in the bylaws containing the information required by the bylaws generally must be delivered to the Fund’s Secretary at its principal executive office not earlier than the 120th day prior to the first anniversary of the date the Fund first released its proxy statement for the preceding year’s annual meeting (the “Anniversary Date”) nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the Anniversary Date. Accordingly, under the Fund’s current bylaws, a stockholder nomination for director or proposal of other business intended to be considered at the 2021 Annual Meeting of Stockholders must be received by the Fund’s Secretary not earlier than September 17, 2021, and not later than 5:00 p.m., Eastern Time, on October 17, 2021. Proposals should be addressed to the Fund’s Secretary, c/o Prospect

Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of prior annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such next annual meeting and not later than 5:00 p.m. Eastern Time on the 90th day prior to the date of such next annual meeting or the tenth day following the day on which public announcement of the date of such next annual meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary

New York, New York
January 15, 2021

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROSPECT FLEXIBLE INCOME FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-758-5880 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Flexible Income Fund, Inc.

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy and hereby authorizes him to represent and vote, as provided on the other side, all shares of Prospect Flexible Income Fund, Inc.'s (the "Company") common stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held virtually on Friday, February 12, 2021 at 11:00 a.m., Eastern Time, via live audio webcast over the Internet at www.virtualshareholdermeeting.com/PFIF2021, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-758-5880**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 12, 2021. THE PROXY STATEMENT IS AVAILABLE AT:** https://vote.proxyonline.com/flexible/docs/flex.pdf

45671347.1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Flexible Income Fund, Inc.

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal.** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

1 To elect one Class II director of the Company to serve until the Annual Meeting of Stockholders in 2023 and until his successor is duly elected and qualifies.

	FOR	WITHHOLD
1.1 William J. Gremp	○	○

THANK YOU FOR VOTING

45671347.1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]